UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  May 15, 2002


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-24363                   33-0102707
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)             Identification No.)



     16815 Von Karman Avenue, Irvine, CA                         92606
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Interplay Entertainment Corp. ("Interplay") on May 6, 2002 in that (i) this Report discloses the information provided in the prior report pursuant to
Item 2 of Form 8-K instead of pursuant to Item 5 of Form 8-K, and (ii) this Report adds under Item 5, unaudited PRO FORMA financial statements for the purpose of complying with the Nasdaq Stock Market's request that such financial statements be publicly disclosed in a press release or in a report filed under the Securities Exchange Act of 1934.

ITEM 2. - ACQUISITION OR DISPOSITION ASSETS

     On April 30, 2002, Interplay consummated the sale (the "Sale") of its majority owned subsidiary, Shiny Entertainment, Inc. ("Shiny") to Infogrames, Inc. ("Infogrames") pursuant to the terms of the previously reported Stock Purchase Agreement, dated April 23, 2002, as amended (the "Purchase Agreement"), among Interplay, Infogrames, Shiny, David Perry ("Perry") and Shiny Group, Inc. ("SGI"). Pursuant to the Purchase Agreement, Infogrames acquired all of the outstanding common stock of Shiny for approximately $47.2 million, which was paid to or for the benefit of Interplay as follows:

     o    $2,983,561 in cash paid to Interplay at closing;

     o $10,809,076 paid to Interplay pursuant to a promissory note of Infogrames providing for scheduled payments with the final payment due July 31, 2002;

     o    $26,145,925 paid directly to third party creditors of Interplay; and

     o $7,250,000 was paid to Perry and SGI for their common stock of Shiny that was issued to such parties to settle claims relating to Interplay's original acquisition of Shiny.

The Purchase Agreement, as amended, is incorporated herein by reference to Exhibits 2.1 and 2.2, and a copy of Interplay's press release announcing consummation of the Sale is incorporated herein by reference and included herein as Exhibit 99.1. The foregoing description of such documents is qualified in their entirety by reference to such exhibits.

     Concurrently with the closing of the Sale, Interplay settled its legal dispute with Vivendi Universal Games, Inc., the distributor of Interplay's video games in North America, relating to the parties' distribution agreement. Interplay also settled its legal disputes with LaSalle Business Credit, Inc., the company's former bank, and Brian Fargo, the company's founder and former Chief Executive Officer, relating to Interplay's April 2001 credit facility with LaSalle that was partially guaranteed by Fargo. The disputes with Vivendi, LaSalle and Fargo were dismissed, with prejudice, following consummation of the Sale.

     Additionally, in connection with the Sale, Interplay issued to Warner Bros., a division of Time Warner Entertainment Company, L.P., a Secured Convertible Promissory Note, due April 30, 2003, in the principal amount of $2,000,000. The note was issued in


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partial payment of amounts due Warner Bros. under the parties' license agreement for the video game based on the motion picture THE MATRIX, which is being developed by Shiny. The note is secured by all of Interplay's assets, and may be converted by the holder thereof into shares of Interplay common stock on the maturity date or, to the extent there is any proposed prepayment, within the 30 day period prior to such prepayment. The conversion price is equal to the lower of (a) $0.304 and (b) an amount equal to the average closing price of a share of Interplay common stock for the five business days ending on the day prior to the conversion date. Interplay agreed to register with the Securities and Exchange Commission the resale by the note holder of shares of common stock issued upon conversion of the note. The note and the security agreement related thereto are attached hereto as, and incorporated herein by reference to, Exhibits 10.1 and 10.2, respectively. The foregoing description of such documents is qualified in their entirety by reference to such exhibits.

ITEM 5. - OTHER EVENTS

     On or around May 15, 2002, Interplay applied with the Nasdaq Stock Market to move the listing of its shares of common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. In support of that application, and to demonstrate compliance with the minimum listing requirements for including its shares on the Nasdaq SmallCap Market, Interplay submitted to Nasdaq unaudited PRO FORMA balance sheet and statements of operations data illustrating the effects of the Sale on certain of Interplay's historical and financial data. The unaudited PRO FORMA financial statements are attached to this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated herein by this reference.

     The unaudited PRO FORMA financial statements are being filed on this Form 8-K/A solely for the purpose of complying with the Nasdaq Stock Market's request that such financial statements be publicly disclosed in a press release or in a report filed under the Securities Exchange Act of 1934.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          2.1 Stock Purchase Agreement, dated April 23, 2002, by and among Interplay Entertainment Corp., Infogrames, Inc., Shiny Entertainment, Inc., David Perry and Shiny Group, Inc., incorporated herein by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

          2.2 Amendment No. 1, dated April 30, 2002, to the Stock Purchase Agreement, dated April 23, 2002, by and among Interplay Entertainment Corp., Infogrames, Inc., Shiny Entertainment, Inc., David Perry and Shiny Group, Inc., incorporated herein by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed May 6, 2002.


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          10.1 Secured Convertible Promissory Note, dated April 30, 2002, in favor of Warner Bros., a division of Time Warner Entertainment Company, L.P., incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

          10.2 Security Agreement, dated April 30, 2002, between Interplay Entertainment Corp. and Warner Bros., a division of Time Warner Entertainment Company, L.P., incorporated herein by reference to
               Exhibit 10.2 to the Company's Current Report on Form 8-K filed May 6, 2002.

          99.1 Press Release, dated May 2, 2002, announcing consummation of the sale of Shiny Entertainment, Inc. to Infogrames, Inc., incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

          99.2 Unaudited Pro Forma Financial Statements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPLAY ENTERTAINMENT CORP.


May 17, 2002                                  /S/ JEFF GONZALEZ
                                            -----------------------------------
                                            Jeff Gonzalez
                                            Chief Financial Officer



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                                  EXHIBIT INDEX


    EXHIBIT NUMBER                           DESCRIPTION

          2.1 Stock Purchase Agreement, dated April 23, 2002, by and among Interplay Entertainment Corp., Infogrames, Inc., Shiny Entertainment, Inc., David Perry and Shiny Group, Inc., incorporated herein by reference to
                       Exhibit 2.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

          2.2 Amendment No. 1, dated April 30, 2002, to the Stock Purchase Agreement, dated April 23, 2002, by and among Interplay Entertainment Corp., Infogrames, Inc., Shiny Entertainment, Inc., David Perry and Shiny Group, Inc., incorporated herein by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed May 6, 2002.

         10.1 Secured Convertible Promissory Note, dated April 30, 2002, in favor of Warner Bros., a division of Time Warner Entertainment Company, L.P., incorporated herein by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

         10.2 Security Agreement, dated April 30, 2002, between Interplay Entertainment Corp. and Warner Bros., a division of Time Warner Entertainment Company, L.P., incorporated herein by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed May 6, 2002.

         99.1 Press Release, dated May 2, 2002, announcing consummation of the sale of Shiny Entertainment, Inc. to Infogrames, Inc., incorporated herein by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K filed May 6, 2002.

         99.2          Unaudited Pro Forma Financial Statements